Exhibit 99.2

0 0 Q4 2021 and Year-End EARNINGS PRESENTATION March 10, 2022

1 1 Disclaimers Forward Looking Statements: This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements: the outcome of any legal proceedings that may be instituted against the Company or others; the impacts of the ongoing COVID-19 pandemic; the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other economic conditions (including the rapidly evolving conflict between Russian and the Ukraine), business, and/or competitive factors; future exchange and interest rates; and other risks and uncertainties included under “Risk Factors” in other Company filings that have been made or will be made with the Securities and Exchange Commission. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA and Adjusted EBITDA are useful to investors in evaluating the Company’s financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. In addition, the Company’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the Appendix of this presentation for reconciliation of net income to EBITDA and Adjusted EBITDA for the quarters and years ended December 31, 2021 and December 31, 2020. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

2 2 Key Highlights Delivered full year 2021 net sales of $268M and Adjusted EBITDA of $102M, in line with guidance range of $267M to $269M on net sales and $97M to $102M on Adjusted EBITDA Premium card business is driving growth by strong sales execution, deep customer relationships, and benefit from credit card issuer industry showing clear signs of recovery from pandemic downturn Arculus launch (three factor authentication ecosystem) – positive reception by early users, adding in new features in first half of the year, and ramping up sales and marketing efforts Continued digital authentication need and cryptocurrency market growth creating multiple consumer and enterprise use cases across gaming, crypto exchange, fintech, and traditional banking verticals Reaffirming 2022 guidance of $336M to $376M of net sales and $100M to $110M of Adjusted EBITDA Q4 2021 net sales of $75M, 40% higher than PY and 14% above Q3 resulting in over $21M of adjusted EBITDA, 5% higher than prior year after significant investment in Arculus launch

3 3 CompoSecure 2021 Performance Highlights 1 Revenue-weighted average client tenure 2 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation 22mm Metal Card Sales Volume 100+ Card Programs Served Globally 12 Yrs. Average Client Tenure 1 7 Of the Top 10 US Issuers Served 38% Consolidated FY Adjusted EBITDA Margin2 (including ~$20M Arculus Investment) 40% Q4 ‘21 vs. Q4 ‘20 Net Sales Growth 54% Consolidated FY Gross Margin % $268mm Consolidated FY Net Sales $102mm Consolidated FY Adjusted EBITDA2 (including ~$20M Arculus Investment) 14% Q4 ‘21 vs. Q3 ‘21 Net Sales Growth

4 4 CompoSecure Competitive Strengths • First metal credit card (2003) • First metal “tap-to-pay” credit card (2016) • Arculus launch in 2021 • Pipeline of new tech including biometric security, dynamic CVV, keychain cards, LED 100+ Card Programs We Enable Clients to Grow Customer Acquisition, Spending, and Improve Retention • Deep engineering expertise • Proprietary material science capabilities 716 Employees 22mm Metal Cards Annually1 20 Direct & Support Salespeople 7 Global Distributor Partners Patents Issued 45 Patents Pending 30 1 2021

Convergence of Three Massive Market Opportunities

Payment Card Market Opportunity[1]



Total Addressable Market
~4 billion payment cards issued worldwide annually
~22mm
CompoSecure Metal Card Sales Volume (2021)

Metal cards are rapidly growing in popularity, but still only represent ~0.5% of the global addressable card market

Explosive Growth in Global Crypto Users[2]



~4x in 18 months
75mm
295mm
July 2020
Dec 2021

In December 2021, avg daily trading volume of cryptocurrency was nearly $290 billion across 300 exchanges

Authentication Opportunity[3]



Hacking Incidents caused by Stolen & Reused Login Information
80%
Company Data Breaches caused by Poor Passwords
81%
Hackers who have Successfully Guessed other People's Passwords
17%
Hackers who have Tried to Guess other People's Passwords
27%

555 million passwords stolen on the dark web since 2017

Blockchain hacking losses reached nearly $10B in 2021, up 2x vs. 2019[4]

Industry Trends Create Strong Tailwinds:

Contactless / Tap-to-Pay | Crypto / Blockchain | Security & Fraud

[1] Edgar, Dunn & Company. 2019 Metal Cards Market Sizing and Consumer Research Report. "Total Addressable Market" is defined here as the estimated subset of payment cards issued globally in 2021 for which there is demand and viability for metal payment cards. The figure assumes a two-year replacement cycle to estimate annual issuance volumes
[2] Crypto.com
[3] Finances Online: 55 Important Password Statistics You Should Know: 2021 Breaches & Reuse Data
[4] *SlowMist Hacked*

5

The Payment Card business is benefiting as the Credit Card Industry has shown Strong Signs of Recovery from Pandemic Levels

- US credit card solicitations are up over 150% from their Q2 '20 trough and eclipsed pre-COVID levels in Q3 '21
- The percent of US consumers applying for credit cards have ramped back up to 2018/2019 levels
- American Express has also publicly reported strong card acquisition numbers exceeding pre-pandemic results the last two quarters

US Credit Card Solicitations[2]


In Millions
851
877
912
880
930
352
415
698
700
867
940
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21

Percent of US Consumers Applying for a Credit Card[1]


26.0%
26.0%
30.6%
27.0%
28.4%
27.2%
26.3%
19.4%
15.7%
19.4%
23.4%
26.5%
Feb '18
June '18
Oct '18
Feb '19
June '19
Oct '19
Feb '20
June '20
Oct '20
Feb '21
June '21
Oct '21

American Express Proprietary Cards Acquired[3]


In Billions
2.5
1.0
1.4
1.7
2.1
2.4
2.6
2.7
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

[1] Federal Reserve Bank of New York via https://www.wsj.com/articles/credit-card-applications-hit-pandemic-high-11638354781
[2] Mintel Comperemedia via https://www.wsj.com/articles/its-not-just-you-banks-really-are-sending-out-more-credit-card-offers-11637231402
[3] American Express Quarterly Earnings Releases

6

7 7 Arculus Product Portfolio 5.2 Cards Manufactured in 20203 8.0 Cards Manufactured in 20254 Variety of Key Capabilities are Available to Meet Customer Demand Payment Card Payment Card + Digital Authentication1 Crypto Cold Storage Crypto Cold Storage + Digital Authentication1 Payment Card + Crypto Cold Storage + Digital Authentication1 1 FIDO2 Certified Available Now Available in 2022 Client Pilots in Q2/Q3

8 8 Arculus First Half 2022 Priorities Customer/Market Need Arculus Solution Non-Fungible Tokens (NFTs) Cryptocurrency/ Digital Asset Support Access to DeFi Ecosystem 1 2 3 WalletConnect Integration Leading Wallets (>100) Any Dapp (Hundreds) Chain Agnostic Wallet Integration w/Send, Receive, Store, & View Functionality Continue Expansion: Added 10 in Jan ’22 (Currently Supports Nearly 75% of Crypto Market Cap)

9 9

10 10 Q4 2021 Results Net Sales Gross Margin Adjusted EBITDA1 Adjusted EBITDA Margin1 Q4 ‘21 Q4 ‘20 % Change Commentary $75mm 52% $21mm 28% $54mm 48% $20mm 37% 40% 420 bps 5% (935 bps) Process efficiencies, material cost improvements and product mix Including ~$13M investment to launch Arculus Platform 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation

11 11 Full Year 2021 Results Net Sales Gross Margin 2021 2020 % Change Commentary $268mm 54% $102mm 38% $261mm 51% $115mm 44% 3% 316 bps (11%) (610 bps) Growth from existing customers & new FinTechs Process efficiencies, material cost improvements and product mix 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation Adjusted EBITDA1 Adjusted EBITDA Margin1 Including ~$21M investment to launch Arculus Platform

12 12 % International Net Sales Trend $54 $64 $63 $66 $75 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 In millions $214 $219 $47 $49 FY '20 FY '21 Domestic International $261 $268 18% 18%

13 13 2022 Guidance Net Sales Adjusted EBITDA1 2022E 2021 % Change $268mm $102mm $336mm - $376mm $100mm - $110mm 25% - 40% (2%) - 7% 1 Adjusted EBITDA is a non-GAAP financial metric. For a reconciliation of Adjusted EBITDA to the most-comparable GAAP metric, please see the Appendix to this presentation

14 14 Strategic Priorities A Category Leader of Next-Gen Payment Technology, Security, and Cryptocurrency Solutions Drive premium payment card sales through continued domestic growth, international expansion, and FinTechs Deliver innovative new card constructs and leverage our scale and existing relationships Continue to enhance Arculus capabilities (NFTs, WalletConnect, Coin Expansion, etc…) to drive adoption across key B2B verticals and consumers demanding three factor authentication security solutions Optimize investment in product lines across advertising initiatives, talent, software development, and partnerships to accelerate growth Focus on process efficiencies, materials procurement, and upsell opportunities to maintain strong margins

15 15 Investor Relations Contact ir.composecure.com Marc Griffin (ICR) 646-277-1290 CompoSecure-IR@icrinc.com

16 16

CompoSecure, Inc. (Nasdaq: CMPO)
Summary Equity Capitalization Table (with net exercise model)

As of December 31, 2021

Enterprise Value at de-SPAC was $1,179M[1] and the current Enterprise Value is $975M[2]

Holders	# of Shares Issued & Outstanding	# of Shares Issued & Outstanding
Public Shareholders	4.6M	4.6M
PIPE Investors	4.5M	4.5M
Roman Sponsor	5.8M	5.8M
Historic CompoSecure Owners (Class B)	61.1M	61.1M
Subtotal	**76.1M**	**76.1M**
Holders	**# of Shares Reserved for Immediately Exercisable In-The-Money Options**	**# of Shares Reserved for Immediately Exercisable In-The-Money Options (assuming net exercise)[3]**
Merger Rollover Options	4.9M	4.5M
Total	**81.0M**	**80.6M**
Convertible Instruments	**# of Shares Reserved for Conversion**	**# of Shares Reserved for Conversion (assuming net exercise)**
Public Warrantholders[4]	11.6M	4.2M
Roman Sponsor Warrantholders[5]	10.8M	3.9M
Exchangeable Noteholders	11.3M	11.3M
Grand Total	**114.7M**	**100.0M**

Notes: The table above excludes shares which may be issued in the future for contingent "earnout", equity incentive plan, employee stock purchase plan, and 401K plan

[1] Includes Net Debt of $243M + Convertible of $130M. Equity of 80.6M shares @ $10.00 price/share

[2] Includes Net Debt of $258M + Convertible of $130M. Equity of 80.6M shares @ $7.28 price/share as of market close 3/7/22

[3] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[4] Assumes exercise net of strike price, valuation at assumed FMV of $10.00

[5] Assumes treasury stock method, valuation at assumed FMV of $18.00

17

18 18 Statements of Operations (Unaudited) Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2019, 2020 and 2021 respectively. ($mm) 2019A 2020A 2021A Revenue Net Sales $243 $261 $268 Cost of Sales 115 128 123 Gross Profit $128 $133 $145 Operating Expenses Selling, general and administrative 41 49 64 Income from operations $87 $84 $81 Other expense Mark to market adjustments 0 0 13 Interest expense net of interest income (5) (5) (10) Amortization of deferred financing costs (1) (1) (2) Income taxes 0 0 1 Net Income $81 $78 $83

19 19 Balance Sheets (Unaudited) Source: Company financials Note: Audits completed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2019, 2020 and 2021 respectively. ($mm) 2019A 2020A 2021A Assets Current Assets Cash & cash equivalents $27 $13 $22 Accounts receivable, net 19 9 28 Inventories 18 30 26 Prepaid expenses and other Current assets 1 1 3 Total Current Assets 65 53 78 Property and equipment, net 30 28 22 Deferred tax assets 0 0 26 Other assets 0 0 4 Total assets $96 $81 $131 Liabilities and Members' Equity Current Liabilities Accounts payable 3 2 7 Accrued expenses 15 15 40 Other current liabilities 0 0 1 Current portion of long-term debt 14 24 13 Total current liabilities 32 42 60 Long-term debt, net of deferred finance costs 117 212 233 Line of credit 0 0 15 Convertible Debt, net of debt discount 0 20 127 Other liabilities 2 0 104 Total liabilities $151 $274 $539 Members' Equity (56) (193) (408) Total liabilities and members' equity $96 $81 $131

Statements of Cash Flows (Unaudited)

($mm)	2019A	2020A	2021A
Cash flows from operating activities			
Net income	**$81**	**$78**	**$83**
Adjustments to reconcile net income to net cash provided by operating activities			
Depreciation	9	10	10
Equity compensation expense	2	2	6
Inventory reserve	(0)	1	0
Amortization of deferred finance costs	1	1	2
Mark to market adjustments	0	0	(14)
Change in assets and liabilities:			
Accounts receivable	6	10	(20)
Inventories	(6)	(13)	4
Prepaid expenses and other assets	1	(0)	(2)
Other liabilities	0	(2)	6
Accrued expenses	(13)	0	2
Net cash provided by operating activities	**$81**	**$87**	**$78**
Cash flows rom investing activities			
Acquisition of property and equipment	**(10)**	**(8)**	**(5)**
Net cash used in investing activities	**($10)**	**($8)**	**($5)**
Cash flows from financing activities			
Business combination and PIPE financing	0	0	188
Proceeds from line of credit	0	20	0
Payment of line of credit	(18)	0	(5)
Proceeds from term loan and line of credit	76	118	265
Payment of term loan and line of credit	(11)	(11)	(255)
Distributions	0	0	(218)
Deferred finance costs related to debt origination	(1)	(3)	(2)
Issuance cost related to business combination	0	0	(15)
Tax Distribution to members	(104)	(217)	(22)
Net cash used in financing activities	**($58)**	**($93)**	**($64)**
Net increase (decrease) cash, cash equivalents and restricted cash	14	(13)	9
Cash, cash equivalents and restricted cash, beginning of year	$13	$27	$13
Cash, cash equivalents and restricted cash, end of year	$27	$13	$22
Supplementary disclosure of cash flow information			
Cash paid during the year for interest	5	5	10

Source: Company financials

Note: Audits performed to PCAOB standards. Financial position has been derived from CompoSecure's consolidated financial statements for the years ended December 31, 2019, 2020 and 2021 respectively.

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Non-GAAP Adjusted EBITDA Reconciliation

	$mm	2019A	2020A	2021A
	Net Income	**$81**	**$78**	**$83**
	Interest Expense	5	6	12
	Depreciation and Amortization	9	10	10
	Taxes	-	-	1
	Unadjusted EBITDA	**$96**	**$94**	**$106**
1	ISO Litigation Costs	3	-	-
2	Non-Cash Stock Option Expense	1	2	6
3	Non-Recurring Transaction Costs	0	4	0
4	Special Distribution	7	16	4
5	Non-Cash Warrant and Earnouts Adjustments	-	-	(13)
6	Miscellaneous Adjustments	(1)	-	(1)
	Total EBITDA Adjustments	**$12**	**$22**	**($4)**
	Adjusted EBITDA	**$107**	**$116**	**$102**

1. **ISO Litigation Costs**: Adds back nonrecurring expenses associated with the ISO litigation
2. **Non-Cash Stock Option Expense**: Non-cash stock option expenses related to the executive incentive plan
3. **Nonrecurring Transaction Costs**: Transaction related costs associated with prior transaction processes and paid to Merrill Communications, BDO USA, Edgar Dunn and Battelle
4. **Special Distribution**: Adjustment to add back special distributions to Class C unit holders that was expensed. The distributions are akin to equity distributions
5. **Non-Cash Warrants and Earnouts Adjustments:** Related to changes in fair value of liabilities at December 31, 2021 for warrants and earnouts.
6. **Miscellaneous Adjustments:** Related to Board of Directors fees and related expenses, exclusion of deferred compensation expense as Management does not expect the plan to continue in its current form and miscellaneous other expense accrual adjustments.

Source: Company financials

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22 22 Source: Company financials Non-GAAP Adjusted EBITDA Reconciliation 1 Non-Cash Stock Option Expense: Non-cash stock option expenses related to the executive incentive plan 2 Non-Cash Warrants and Earnouts Adjustments: Related to changes in fair value of liabilities at December 31, 2021 for warrants and earnouts. 3 Special Distribution: Adjustment to add back special distributions to Class C unit holders that was expensed. The distributions are akin to equity distributions 1 2 3 $mm Q4 2020 Q4 2021 Net Income $3 $20 Interest Expense 2 3 Depreciation and Amortization 3 3 Taxes 0 (1) Unadjusted EBITDA 8 25 Non-Cash Stock Option Expense 1 5 Special Distribution 11 4 Non-Cash Warrant and Earnouts Adjustments 0 (13) Total EBITDA Adjustments $12 ($4) Adjusted EBITDA $20 $21